FVIT P1 07/16

SUPPLEMENT DATED JULY 18, 2016

TO THE PROSPECTUS DATED MARCH 1, 2016 OF

Franklin SMALL CAP VALUE Fund

(a series of Franklin Value Investors Trust)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Prospectus is amended as follows:

I.    The first paragraph under the “FUND SUMMARIES” – “Franklin Small Cap Value Fund” – “Principal Investment Strategies” section, on page 43, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

II.    The “FUND SUMMARIES” – “Franklin Small Cap Value Fund” – “Performance” section, beginning on page 45, is revised to add the following:

	1 Year	5 Years	10 Years
Russell 2000 Value Index (index reflects no deduction for fees, expenses or taxes)[2]	-7.47%	7.67%	5.58%

2. Performance figures are as of December 31, 2015. Effective September, 30, 2016 the Russell 2000 Value Index is replacing the Russell 2500 Value Fund as the Fund’s benchmark because the Russell 2000 Value Index aligns more closely with the Fund’s portfolio.

No one index is representative of the Fund’s portfolio.

III.   Effective September 30, 2016, the first paragraph under the “FUND DETAILS” – “Franklin Small Cap Value Fund” – “Principal Investment Policies and Practices” section, on page 71, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days’ advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase. Effective September 30, 2016, the definition of small-cap companies will be revised to read as follows: Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of May 31, 2016, the highest market capitalization in the Russell 2000 Index was $5.96 billion.

Please keep this supplement with your prospectus for reference.